                                                                    EXHIBIT 10.7

          AMENDMENT NUMBER TWO, dated as of July 15, 1994 (this "Amendment"), to CREDIT AGREEMENT, dated as of November 30, 1990, and Amended and Restated as of February 10, 1993, as thereafter amended (the "Credit Agreement"), among CLARK REFINING & MARKETING, INC. (formerly CLARK OIL & REFINING CORPORATION), a Delaware corporation (the "Company"), the banks signatory thereto (each a "Bank" and, collectively, the "Banks"), BANKERS TRUST COMPANY, a New York banking corporation, as an Issuing Bank, THE TORONTO-DOMINION BANK, a Canadian chartered bank, as Co-Agent, and BT COMMERCIAL CORPORATION, a Delaware corporation, as a Bank and as agent for the Banks (in such capacity, including its successors and permitted assigns, the "Agent"). Terms which are capitalized herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

          WHEREAS, the Company has requested that the Agent and the Banks agree to amend Section 1.1 of the Credit Agreement; and

          WHEREAS, the Agent and the Banks have considered and agreed to the Company's request, upon the terms and subject to the conditions set forth in this Amendment; and

          WHEREAS, in connection with the proposed amendment, the Banks have entered into an Assignment and Assumption Agreement dated as of the date hereof in the form attached hereto as Exhibit A (the "Assignment and Assumption Agreement");

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION ONE Amendment
                      ---------

     (1) Upon the satisfaction of the conditions set forth in Section Two hereof, the Credit Agreement is hereby amended as follows:

          Section 1.1 of the Credit Agreement is amended by deleting the definition of the term "Total Commitment" from such Section and replacing it with the following:

          ""Total Commitment" means the aggregate Commitment of all of the Banks, which shall initially be $120,000,000."

     (2) Upon satisfaction of the conditions set forth in Section Two hereof, the Commitment of each Bank shall initially be the amount specified on the signature page hereto for such Bank, subject to adjustment from time to time as provided for in the Credit Agreement.

     (3) Upon satisfaction of the conditions set forth in Section Two hereof, the Pro Rata Share of each Bank shall initially be the percentage specified on the signature page hereto for such Bank, subject to adjustment from time to time as provided in the Credit Agreement.

         SECTION TWO  Conditions Precedent
                      --------------------

         Upon the fulfillment of the following conditions the amendments contemplated by this Amendment shall become effective:

         (1) All representations and warranties of the Company set forth in
     Section 4 of the Credit Agreement and Section Three of this Amendment, shall be true and correct in all material respects on and as of the date hereof, and, immediately before and immediately after giving effect to the effectiveness of this Amendment, no Unmatured Event of Default and no Event of Default shall have occurred and be continuing at such time;

         (2) Since December 31, 1991, nothing shall have occurred or become known that the Agent shall have determined has a Materially Adverse Effect;

         (3) The Agent shall have received a certificate from the Company, executed by the Company's Treasurer or Chief Financial Officer, as to the effect of paragraphs (a) and (b);

         (4) The Assignment and Assumption Agreement shall be in full force and effect; and

         (5) The Agent shall have received from the Company, for pro rata distribution to each Bank, a fee equal to $20,000.00.

         SECTION THREE  Representations and Warranties
                        ------------------------------

         The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent, for the benefit of the Banks and to any Issuing Bank that:

          (1) The Company has the corporate power, authority and legal right to execute, deliver and perform this Amendment and the transactions contemplated hereby, and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment, and the transactions contemplated hereby and thereby;

          (2) No consent of any person (including, without limitation, shareholders or creditors of the Company, as the case may be) other than the Banks, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the transactions contemplated hereby;

          (3) This Amendment has been duly executed and delivered on behalf of the Company by its duly authorized officer, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally; and

          (4) The execution, delivery and performance of this Amendment will not violate any requirement of law or contractual obligation of the Company.

          SECTION FOUR  Miscellaneous
                        -------------

          (1) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     (2) All references to the Credit Agreement or any of the other Loan Documents shall mean the Credit Agreement or such other Loan Documents, as the case may be, as amended as of the effective date hereof, and as amended hereby and as hereafter amended, supplemented and modified from time to time.

     (3) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     (4) This Amendment shall be governed by, construed and interpreted in accordance with, the internal laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                             CLARK REFINING & MARKETING, INC.
                             (formerly CLARK OIL & REFINING
                             CORPORATION)

                             By:  /s/ Dennis R. Eichholz
                                  ---------------------------------
                                  Title: VICE PRESIDENT - TREASURER


                             BT COMMERCIAL CORPORATION, as
                               Agent and as a Bank

                             By:  /s/ Christopher Kinslow
                                  ---------------------------------
                                  Title: VICE-PRESIDENT


                             BANKERS TRUST COMPANY, as an
                               Issuing Bank

                             By:  /s/ Christopher Kinslow
                                  ---------------------------------
                                  Title: VICE-PRESIDENT


                             Commitment:       $26,100,000.00
                             Pro Rata Share:       21.75%


                             THE TORONTO-DOMINION BANK, as a
                               Bank and as Co-Agent

                             By:  /s/ Jano Mott
                                  ---------------------------------
                                  Title: MGR. CR. ADMIN.


                             Commitment:       $40,540,000.00
                             Pro Rata Share:      33.78333%

                             NBD BANK, N.A. as a Bank

                             By: /s/ Thomas A. Levasseur
                                 ---------------------------------
                                 Title: VICE PRESIDENT

                             Commitment:       $12,560,000.00
                             Pro Rata Share:       10.46667%


                             NATIONAL CITY BANK, as a Bank

                             By: /s/ J. Runk, Jr.
                                 ---------------------------------
                                Title: ACCOUNT OFFICER

                             Commitment:       $7,800,000.00
                             Pro Rata Share:       6.50%


                             DRESDNER BANK AG, Chicago Branch,
                               as a Bank


                             By: /s/ G.D. Lewis
                                 ---------------------------------
                                 Title: ASST. VICE PRESIDENT

                             Commitment:       $15,000,000.00
                             Pro Rata Share:       12.50%


                             LASALLE NATIONAL BANK, as a Bank


                             By: /s/ Steven Fenton
                                 ---------------------------------
                                 Title: VP/COUNSEL

                             Commitment:       $18,000,000.00
                             Pro Rata Share:       15.00%


Acknowledged by:

BANKERS TRUST COMPANY,
  as Collateral Agent


By: /s/ Christopher Kinslow
    --------------------------
    Title: VICE-PRESIDENT